Exhibit 10.3
FIRST LIEN INTERCREDITOR AGREEMENT
dated as of
March 6, 2012
among
BANK OF AMERICA, N.A.,
as Loan Agreement Collateral Agent,

BANK OF AMERICA, N.A.,
as Authorized Representative under the Loan Agreement,

WELLS FARGO GAMING CAPITAL, LLC,
as FLSO Collateral Agent

and

WELLS FARGO GAMING CAPITAL, LLC,
as FLSO Authorized Representative

FIRST LIEN INTERCREDITOR AGREEMENT (as amended or supplemented from time to time, this “Agreement”) dated as of March 6, 2012, among BANK OF AMERICA, N.A., as collateral agent for the Loan Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity and any collateral agent under any Replacement Loan Agreement, the “Loan Agreement Collateral Agent”), BANK OF AMERICA, N.A., as Authorized Representative for the Loan Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Administrative Agent”), WELLS FARGO GAMING CAPITAL, LLC, as collateral agent for the FLSO Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “FLSO Collateral Agent”) and WELLS FARGO GAMING CAPITAL, LLC, as Authorized Representative for the FLSO Secured Parties (in such capacity and together with its successors in such capacity, the “FLSO Authorized Representative”).
In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Agreement Collateral Agent, the Administrative Agent (for itself and on behalf of the Loan Agreement Secured Parties), the FLSO Collateral Agent and the FLSO Authorized Representative (on behalf of the FLSO Secured Parties) agree as follows:
Article I
Definitions
SECTION 1.01    Construction; Certain Defined Terms.
(a)    The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.
(b)    Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement. As used in this Agreement, the following terms have the meanings specified below:
“Additional Purchase Option Conditions” shall have the meaning assigned to such term in Section 2.18(a)(vi).
“Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.
“Aggregate Loan Agreement Exposures” means, on any date, with respect to the Loan Agreement, the “Aggregate Credit Exposures” as defined in the Loan Agreement in effect on such date and, with respect to any Replacement Loan Agreement, means the sum of (i) the unused portion of the commitments of the lenders under such Replacement Loan Agreement as in effect on such date, (ii) the aggregate principal amount of loans (including without limitation all revolving loans, term loans, swing line loans and reimbursement obligations) outstanding on such date under such Replacement Loan Agreement and (iii) the aggregate amount available to be drawn on such date under all outstanding letters of credit issued pursuant to such Replacement Loan Agreement.
“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.
“Applicable Authorized Representative” means, with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Loan Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Loan Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the FLSO Authorized Representative.
“Applicable Collateral Agent” means (i) until the earlier of (x) Discharge of Loan Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Loan Agreement Collateral Agent and (ii) from and after the earlier of (x) the Discharge of Loan Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the FLSO Collateral Agent.
“Authority” means Mohegan Tribal Gaming Authority, governmental instrumentally of the Tribe.
“Authorized Representative” means (i) in the case of any Loan Agreement Obligations or the Loan Agreement Secured Parties, the Administrative Agent and (ii) in the case of the FLSO Obligations or the FLSO Secured Parties, the FLSO Authorized Representative.
“Bankruptcy Case” shall have the meaning assigned to such term in Section 2.05(a).
“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.
“Cap Amount” means $725,000,000 minus the amount of any prepayments that permanently reduce the commitments and outstanding under the Loan Agreement Documents or the FLSO Loan Documents (other than in connection with a Refinancing permitted under Section 2.08).
“Collateral” means all assets and properties subject to Liens created pursuant to any First Lien Security Document to secure one or more Series of First Lien Obligations.
“Collateral Agent” means (i) in the case of any Loan Agreement Obligations, the Loan Agreement Collateral Agent and (ii) in the case of the FLSO Obligations, the FLSO Collateral Agent.
“Conforming Plan of Reorganization” means any Plan of Reorganization whose provisions are consistent with the provisions of this Agreement (including those of Article II, including those of Section 2.01(a), Section 2.03, or Sections 2.10 – 2.16).
“Controlling Secured Parties” means, with respect to any Shared Collateral, the Series of First Lien Secured Parties whose Authorized Representative is the Applicable Authorized Representative for such Shared Collateral.
“DIP Financing” shall have the meaning assigned to such term in Section 2.05(a).
“DIP Financing Liens” shall have the meaning assigned to such term in Section 2.05(a).
“DIP Lenders” shall have the meaning assigned to such term in Section 2.05(a).
“Discharge” means, with respect to any Shared Collateral, the date on which Loan Agreement Obligations or the FLSO Obligations, as the case may be, are no longer secured by such Shared Collateral. The term “Discharged” shall have a corresponding meaning.
“Discharge of Loan Agreement Obligations” means, with respect to any Shared Collateral, the payment in full in cash of all non-contingent Loan Agreement Obligations and the termination of all commitments to lend or issue letters of credit in connection therewith, and the termination and return or cash collateralization (in an amount satisfactory to the Administrative Agent not in excess of 105% of the aggregate undrawn amount of) of all letters of credit issued under the Loan Agreement Documents; provided that the Discharge of Loan Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Loan Agreement Obligations pursuant to Section 2.08 with additional First Lien Obligations secured by such Shared Collateral under a Replacement Loan Agreement.

“Event of Default” shall have the meaning set forth in the Loan Agreement or the FLSO Agreement.
“Existing Loan Agreement” shall have the meaning set forth in the definition of Loan Agreement.
“First Lien Agreements” means collectively, (i) the Loan Agreement Documents and all related documents and (ii) the FLSO Loan Documents.
“First Lien Obligations” means, collectively, (i) the Loan Agreement Obligations and (ii) the FLSO Obligations.
“First Lien Secured Parties” means (a) the Loan Agreement Secured Parties and (ii) the FLSO Secured Parties.
“First Lien Security Documents” means, collectively, (i) the Loan Agreement Security Documents and (ii) the FLSO Collateral Documents.
“FLSO Agreement” means that certain Loan Agreement dated as of March 6, 2012, among the Authority, the Tribe, the lending institutions from time to time parties thereto and the FLSO Authorized Representative, as administrative agent, as amended, restated, Refinanced or modified from time to time.
“FLSO Authorized Representative” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.
“FLSO Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.
“FLSO Collateral Documents” means the Collateral Documents (as defined in the FLSO Agreement) and each other agreement entered into in favor of the FLSO Collateral Agent for the purpose of securing any FLSO Obligations.
“FLSO Loan Documents” means the FLSO Agreement and the other Loan Documents (as defined in the then extant FLSO Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other FLSO Obligation, and any other document or instrument executed or delivered at any time in connection with any FLSO Obligations, including any intercreditor or joinder agreement among holders of FLSO Obligations, as each may be amended, restated, supplemented or otherwise modified from time to time.
“FLSO Obligations” means the “Obligations,” as defined in the FLSO Agreement and, with respect to any Refinancing Agreement in respect thereof, all amounts owing by any Grantor pursuant to the terms of such Refinancing Agreement, including, without limitation, all amounts in respect of any principal, premium, interest (including any interest and fees accruing subsequent to the commencement of an Insolvency or Liquidation Proceeding at the rate provided for such Refinancing Agreement, whether or not such interest or fees are allowed claims under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts pursuant to such Refinancing Agreement.
“FLSO Secured Parties” means the holders of any FLSO Obligations, the FLSO Collateral Agent and the FLSO Authorized Representative.
“General Intercreditor Agreement” means that certain Amended and Restated Collateral Agency and Intercreditor Agreement, dated as of March 6, 2012, among the Administrative Agent, the Loan Agreement Collateral Agent, the FLSO Authorized Representative, the FLSO Collateral Agent, U.S. Bank National Association, as Existing Second Lien Trustee and Second Lien Collateral Agent, U.S. Bank National Association, as Initial Additional Second Lien Trustee, U.S. Bank National Association, as Third Lien Trustee and as Third Lien Collateral Agent, each Additional Representative (as defined therein), the Authority, and each Grantor, as amended, restated, supplemental, or otherwise modified, from time to time.
“Grantors” means the Authority and each other Subsidiary of the Authority which has granted a security interest pursuant to any First Lien Security Document to secure any Series of First Lien Obligations.
“Insolvency or Liquidation Proceeding” means:
(1)    any case commenced by or against the Authority or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Authority or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Authority or any other Grantor or any similar case or proceeding relative to the Authority or any other Grantor or its creditors, as such, in each case whether or not voluntary;
(2)    any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Authority or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or
(3)    any other proceeding of any type or nature in which substantially all claims of creditors of the Authority or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.
“Joinder Agreement” means the document substantially in the form of Exhibit A to this Agreement.
“Junior Priority Bankruptcy Payments” shall have the meaning assigned to such term in Section 2.16.

“Lien” shall mean any mortgage, pledge, security interest, hypothecation, assignment, lien (statutory or other) or similar encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).
“Loan Agreement” means (i) that certain Fourth Amended and Restated Credit Agreement, dated as of March 6, 2012 (as amended, restated, supplemented or otherwise modified, from time to time, the “Existing Loan Agreement”), among the Authority, the Tribe, the lending institutions from time to time parties thereto, the Administrative Agent and the other parties thereto and (ii) any Replacement Loan Agreement.
“Loan Agreement Cap Amount” means $500,000,000, minus the amount of any payments and prepayments of term loans under the Loan Agreement Documents and minus prepayments of revolving loans that permanently reduce the commitments under the Loan Agreement Documents (in each case, other than in connection with a Refinancing permitted in connection with Section 2.08).
“Loan Agreement Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.
“Loan Agreement Collateral Documents” means the Collateral Documents (as defined in the Existing Loan Agreement), as the same may be further amended, restated or modified from time to time.
“Loan Agreement Documents” means, collectively, the Loan Agreement, the Loan Agreement Collateral Documents and the other Loan Documents (as defined in the Loan Agreement).
“Loan Agreement Obligations” means, with respect to the Loan Agreement, the “Obligations” as defined in the Loan Agreement and, with respect to any Replacement Loan Agreement, all amounts owing by any Grantor pursuant to the terms of the Replacement Loan Agreement, including, without limitation, all amounts in respect of any principal, premium, interest (including any interest and fees accruing subsequent to the commencement of an Insolvency or Liquidation Proceeding at the rate provided for in the Replacement Loan Agreement, whether or not such interest or fees are allowed claims under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts pursuant to such Replacement Loan Agreement.
“Loan Agreement Secured Parties” means any holders of Loan Agreement Obligations, including under a Replacement Loan Agreement.
“Loan Agreement Security Documents” means the Loan Agreement Collateral Documents and each other agreement entered into in favor of the Loan Agreement Collateral Agent for the purpose of securing any Loan Agreement Obligations.
“Management Activities” shall have the meaning assigned to such term in Section 5.19 hereof.
“Material Event of Default” means an Event of Default (under and as defined in the First Lien Agreement under which such Non-Controlling Authorized Representation is the Authorized Representative) consisting of any of the following: failure to pay any FLSO Obligations when due (after any period of grace), failure to comply with any financial covenant contained in such First Lien Agreement, failure to pay the principal of any material indebtedness of the Borrower or the Tribe or failure to comply with any other term of any agreement relating to such material indebtedness that gives any holder or holders of such indebtedness the right to declare such indebtedness due before the date on which it otherwise would otherwise become due, the Tribe ceasing to be a federally recognized Indian tribe, the Borrower ceasing to be a wholly-owned instrumentality of the Tribe or the failure of the Borrower to have any material portion of Mohegan Sun open to conduct class II or class III gaming. Without limiting the generality of the provisions of Section 5.13 hereof, this definition is included in this Agreement solely for the purpose of the operation of the standstill period set forth in the definition of “Non-Controlling Authorized Representative Enforcement Date” and shall not be used for any other purpose or have any consequence whatsoever. Without limiting the generality of the foregoing, the presence of this definition in this Agreement shall in no manner inform or otherwise alter or limit the ability of the Administrative Agent or the Loan Agreement Collateral Agent to exercise any remedies (or take any other actions) against any Grantor by virtue of the occurrence of any Event of Default.
“Non-Conforming Plan of Reorganization” means any Plan of Reorganization that purports to alter the provisions of this Agreement (including those of Article II, including those of Section 2.01(a), Section 2.03, or Sections 2.10 - 2.16) or to otherwise grant any First Lien Secured Party any right or benefit, directly or indirectly, which right or benefit is inconsistent with or expressly prohibited by the provisions of this Agreement.
“Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.
“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date which is the earliest of (i) 120 days after the occurrence of both (A) a Material Event of Default and (B) each Collateral Agent’s and each other Authorized Representative’s receipt of a written notice from such Non-Controlling Authorized Representative certifying that such an Event of Default has occurred and is continuing, (ii) 120 days after the occurrence of both (A) an Event of Default (under and as defined in the First Lien Agreement under which such Non-Controlling Authorized Representative is the Authorized Representative) and (B) each Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) an Event of Default (under and as defined in the First Lien Agreement under which such Non-Controlling

Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the First Lien Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable First Lien Agreement, and (iii) the expiration of any Standstill Period (as defined in the General Intercreditor Agreement); provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Administrative Agent or the Loan Agreement Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.
“Non-Controlling Collateral Agent” means, at any time with respect to any Shared Collateral, any Collateral Agent that is not the Applicable Collateral Agent at such time with respect to such Shared Collateral.
“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the First Lien Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.
“Notice of Additional Purchase Option Conditions” shall have the meaning assigned to such term in clause (ii) of the second sentence of Section 2.18(b).
“Notice of Exercise” shall have the meaning assigned to such term in clause (iii) of the second sentence of Section 2.18(b).
“Notice of Intent to Exercise” shall have the meaning assigned to such term in clause (i) of the second sentence of Section 2.18(b).
“Plan of Reorganization” shall have the meaning assigned such term in Section 2.10.
“Possessory Collateral” means any Shared Collateral in the possession of a Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of a Collateral Agent under the terms of the First Lien Security Documents. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the UCC.
“Proceeds” shall have the meaning assigned to such term in Section 2.01 hereof.
“Par Purchase Date” shall have the meaning assigned to such term in Section 2.18

(b).
“Par Purchase Option Exercise Period” shall have the meaning assigned to such term in Section 2.18(b)
“Par Purchase Option Trigger Event” shall have the meaning assigned to such term in Section 2.18(b)
“Par Purchaser” shall have the meaning assigned to such term in Section 2.18(a).
“Purchase Option Triggering Event of Default” shall have the meaning assigned to such term in Section 2.18(b).
“Refinance” means, in respect of any indebtedness, to refinance or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement, and including without limitation the making of any new or increased revolving commitments pursuant to any First Lien Agreement so long as any term loans outstanding under such First Lien Agreement are permanently reduced substantially simultaneously with the making of such new or increased revolving commitments in an amount not less than the amount of such new or increased revolving commitments. “Refinanced” and “Refinancing” have correlative meanings.
“Refinancing Agreement” means any indenture, credit agreement or other agreement, document or instrument, pursuant to which any Grantor has or will incur First Lien Obligations that Refinance in whole or in part any of the other First Lien Obligations; provided that, in each case, the Indebtedness thereunder has been designated as First Lien Obligations pursuant to and in accordance with Section 2.08.
“Replacement Loan Agreement” means any credit agreement, notes or other issuance of indebtedness that Refinances in whole the then extant Loan Agreement on the terms set forth in Section 2.08.
“Secured Credit Document” means (i) the Loan Agreement and the Loan Documents (as defined in the Loan Agreement) and (ii) the FLSO Loan Documents.
“Secured Swap Contracts” means one or more Swap Contracts between Borrower and one or more of the lenders party to a First Lien Agreement or Affiliates of any such lenders in respect of the First Lien Obligations.
“Series” means (a) with respect to the First Lien Secured Parties, each of (i) the Loan Agreement Secured Parties (in their capacities as such) and (ii) the FLSO Secured Parties (in their capacity as such) and (b) with respect to any First Lien Obligations, each of (i) the Loan Agreement Obligations and (ii) the FLSO Obligations.
“Shared Collateral” means, as between the Loan Agreement Obligations and the FLSO Obligations (and the related First Lien Secured Parties), Collateral in which the holders of any such First Lien Obligations hold or are intended pursuant to the applicable Secured Credit Documents to hold a security interest.
“Tribe” means The Mohegan Tribe of Indians of Connecticut, a federally recognized Indian Tribe and Native American sovereign nation.
“UCC” means the Uniform Commercial Code (or similar legislation) as from time to time in effect in the applicable jurisdiction.
ARTICLE II
Priorities and Agreements with Respect to Shared Collateral
SECTION 2.01    Priority of Claims.
(a)    Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding, and notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral or the existence of any intervening third party liens and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, any applicable real estate laws, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever (including, without limitation, the existence of any intervening third party liens), if an Event of Default has occurred and is continuing, and the Applicable Collateral Agent or any First Lien Secured Party is taking action to enforce rights in respect of any Shared Collateral (including by making a claim under any title insurance policy or any insurance policy or in connection with any condemnation or eminent domain proceeding), or any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceedings of any Grantor (it being understood that any cash payments in respect of Liens on Shared Collateral securing any First Lien Obligations, whether or not denominated as post-petition interest or adequate protection, paid in any Insolvency or Liquidation Proceeding shall be deemed to constitute a distribution made in respect of any Shared Collateral) or any First Lien Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the cash and non-cash proceeds of any sale, collection or other liquidation of any such Shared Collateral (including any amount paid under any title insurance policy or any insurance policy or in connection with any condemnation or eminent domain proceeding) by any First Lien Secured Party or received by the Applicable Collateral Agent or any First Lien Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral (all the cash and non-cash proceeds of any sale, collection or other liquidation of any Shared Collateral (including any amount paid under any title insurance policy) and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied (i) FIRST, to the payment of all amounts owing to the Applicable Collateral Agent (in its capacity as such) pursuant to the terms of any Secured Credit Document, it being understood that any such payment of amounts owing to the Applicable Collateral Agent (in its capacity as such) shall be made solely out of cash proceeds until the payment in full of such amounts, (ii) SECOND, to the Administrative Agent for (A) the payment in full of all outstanding and non-contingent Loan Agreement Obligations in accordance with the terms of the Loan Agreement, it being understood that obligations in respect to Secured Swap Contracts that have been terminated are outstanding and non-contingent for purposes of this Section 2.01(a), and (B) the deposit of cash collateral under the sole dominion and control of the Loan Agreement Collateral Agent or its designee in an amount equal to 105% of the sum of the aggregate undrawn amount of all then outstanding Letters of Credit pursuant to the Loan Agreement Documents and the aggregate facing and similar fees which will accrue thereon through the stated maturity of the Letters of Credit (assuming no drawings thereon before stated maturity), (iii) THIRD, after the outstanding and non-contingent Loan Agreement Obligations have been repaid in full and the corresponding Commitments (as defined in the Existing Loan Agreement) and commitments of the applicable lenders under any Replacement Loan Agreement have been terminated by corresponding amounts (and after the cash collateralization of the outstanding Letters of Credit required pursuant to the preceding clause), to the FLSO Authorized Representative for the payment in full of all outstanding and non-contingent FLSO Obligations in accordance with and in the priority set forth in the terms of the FLSO Loan Documents (including to the FLSO Collateral Agent in its capacity as such and in the priority set forth in the FLSO Loan Documents (to the extent not already paid to the FLSO Collateral Agent under FIRST above)), (iv) FOURTH, to the Administrative Agent for the deposit of cash collateral in an amount sufficient to secure the payment in full of all then‑contingent Loan Agreement Obligations, including in respect of all outstanding Secured Swap Contracts that have not been terminated, to the extent that such cash collateralization is contemplated by or expressly provided for in the Loan Agreement Documents, (v) FIFTH, to the FLSO Authorized Representative for the deposit of cash collateral in an amount sufficient to secure the payment in full of all then-contingent FLSO Obligations, to the extent that such cash collateralization is contemplated by or expressly provided for in the FLSO Loan Documents, (vi) SIXTH, after the Discharge of all First Lien Obligations (including the repayment in full in cash thereof and the termination of all commitments in connection therewith), to the holders of junior Liens on the Collateral and (vii) SEVENTH, thereafter to the Authority and the other Grantors or their successors or assigns or as a court of competent jurisdiction may direct.
(b)    It is acknowledged that the First Lien Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced in accordance with Section 2.08 or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First Lien Secured Parties of any Series.
(c)    Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the UCC of any jurisdiction, any applicable real estate laws, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever, each First Lien Secured Party hereby agrees that the Liens securing each Series of First Lien Obligations on any Shared Collateral shall be of equal priority, subject to the priorities set forth in Section 2.01(a).
(d)    The parties hereto agree that it is their intention that (i) the Collateral securing the FLSO Obligations shall not be more expansive than the Collateral securing the Loan Agreement Obligations and (ii) the Collateral securing the Loan Agreement Obligations shall not be more expansive than the Collateral securing the FLSO Obligations. In furtherance of the foregoing, the Loan Agreement Collateral Agent, for itself and on behalf of the Loan Agreement Secured Parties, and the FLSO Collateral Agent, on behalf of itself and the other FLSO Secured Parties, agree, subject to the other provisions of this Agreement:
(i)    upon the reasonable request by the FLSO Collateral Agent or the Loan Agreement Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Shared Collateral and the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under the Loan Agreement Security Documents and the FLSO Security Documents, respectively; and
(ii)    that the FLSO Security Documents creating Liens on the Shared Collateral shall be in all material respects the same forms of documents as the respective Loan Agreement Security Documents creating Liens on the Shared Collateral.
(e)    So long as the Discharge of Loan Agreement Obligations has not occurred, the parties hereto agree that each Grantor shall not grant or permit any additional Liens, or take any action to perfect any additional Liens, on any asset or property to secure any FLSO Obligation unless it has also granted or contemporaneously grants a Lien on such asset or property to secure the Loan Agreement Obligations and has taken all actions required to perfect such Liens. So long as the Discharge of all FLSO Obligations has not occurred, the parties hereto agree that each Grantor shall not, and shall not permit any other Grantor to, grant or permit any additional Liens, or take any action to perfect any additional Liens, on any asset or property to secure any Loan Agreement Obligation unless it has also granted or contemporaneously grants a Lien on such asset or property to secure the FLSO Obligations and has taken all actions required to perfect such Liens.
SECTION 2.02    Actions With Respect to Shared Collateral; Prohibition on Contesting Liens.
(a)    With respect to any Shared Collateral, (i) only the Applicable Collateral Agent shall exercise any rights or remedies with respect to the Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), and then only on the instructions of the Applicable Authorized Representative, (ii) the Applicable Collateral Agent shall not follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other First Lien Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other First Lien Secured Party (other than the Applicable Authorized Representative) shall (and shall be deemed to have waived any right to), or shall instruct the Applicable Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any First Lien Security Document, applicable law or otherwise, it being agreed that only the Applicable Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the applicable First Lien Security Documents, shall be entitled to take any such actions (other than the appointment of a receiver with respect to any gaming operations or facilities regulated by IGRA) or exercise any such remedies with respect to Shared Collateral (and each Non-Controlling Authorized Representative and Non-Controlling Secured Parties shall be deemed to have waived any right, power, or remedy, whether under any agreement or any applicable law (including in equity) to the contrary); provided, however, without limiting the other provisions of this Agreement (including those of Section 2.04), to the extent that the Applicable Collateral Agent, in its sole and absolute discretion, determines that action by any other Collateral Agent (such as joining in the judicial foreclosure of any deed of trust or mortgage on the Shared Collateral) is necessary or otherwise advisable in order to facilitate or accomplish the desired enforcement result undertaken by the Applicable Collateral Agent, upon request of the Applicable Collateral Agent, the applicable Non-Controlling Authorized Representative shall advise such other Collateral Agent to take such action and otherwise reasonably cooperate with the Applicable Collateral Agent and, if for whatever reason such Non-Controlling Authorized Representative shall fail to so advise the other Collateral Agent or the other Collateral Agent fails to so act and otherwise reasonably cooperate with the Applicable Collateral Agent, the Applicable Collateral Agent shall be deemed to have been granted an irrevocable power of attorney by such other Collateral Agent empowering the Applicable Collateral Agent to take such actions on behalf of such other Collateral Agent; provided that the proceeds of any such enforcement and other amount received in connection therewith shall be applied pursuant to Section 2.01; and provided, further, any Non-Controlling Collateral Agent or Non-Controlling Authorized Representative may join (but not exercise any control over) a judicial or other foreclosure or lien enforcement proceeding with respect to the Collateral initiated by the Applicable Collateral Agent, including by initiating a separate non-judicial foreclosure proceeding with respect to any deed of trust entered into for the benefit of such Non-Controlling Collateral Agent or Non-Controlling Authorized Representative (which foreclosure proceeding under no circumstances shall conclude prior to the conclusion of the foreclosure proceeding with respect to the same Shared Collateral initiated by the Applicable Collateral Agent), to the extent that (i) such joinder in the reasonable business judgment of such Non-Controlling Collateral Agent or Non-Controlling Authorized Representative is necessary to ensure the foreclosure on the Shared Collateral with respect to all First Lien Obligations and (ii) such action is undertaken in a commercially reasonable manner and could not reasonably be expected to interfere with such action or control by the Applicable Collateral Agent in any material respect (and any proceeds thereof shall in any event be distributed pursuant to the terms of this Agreement). Notwithstanding the equal priority of the Liens, the Applicable Collateral Agent (acting on the instructions of the Applicable Authorized Representative) may deal with the Shared Collateral as if such Applicable Collateral Agent had a senior Lien on such Collateral. Subject to the provisions of the last sentence of Section 4.01 (relating to strict foreclosures), no Non-Controlling Authorized Representative or Non-Controlling Secured Party will (and shall be deemed to have waived any right to) contest, protest or object to any foreclosure proceeding or action brought by the Applicable Collateral Agent, Applicable Authorized Representative or Controlling Secured Party or any other exercise by the Applicable Collateral Agent, Applicable Authorized Representative or Controlling Secured Party of any rights and remedies (including any non-judicial foreclosure) relating to the Shared Collateral, or to cause the Applicable Collateral Agent to do so on any ground, including, in the case of non-judicial foreclosure of any personal property collateral, that such foreclosure will not result in a commercially reasonable disposition of the Collateral; provided, however, that nothing herein shall prevent any Non-Controlling Secured Party from making a cash bid for any Shared Collateral at any foreclosure sale. The foregoing shall not be construed to limit the rights and priorities of any First Lien Secured Party, Collateral Agent or Authorized Representative with respect to any property not constituting Shared Collateral.
(b)    Each of the First Lien Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in all or any part of the Collateral, or the provisions of this Agreement, and each Collateral Agent may take any action (not adverse to the other provisions of this Agreement, including Sections 2.01 and 2.02(a) hereof) to create, perfect, preserve, or protect its Lien on any Shared Collateral; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of any Collateral Agent or any Authorized Representative to enforce this Agreement.
(c)    The Administrative Agent agrees, contemporaneously with the commencement (or re-commencement) (as the case may be) of such exercise, to provide written notice to the FLSO Authorized Representative that it has begun to exercise remedies with respect to any Shared Collateral. The Administrative Agent further agrees, contemporaneously with any discontinuance of the present exercise of all remedies, to provide written notice to the FLSO Authorized Representative should the Administrative Agent subsequently discontinue pursuing the exercise of remedies such that neither it nor the Loan Agreement Collateral Agent shall then be pursuing the exercise of remedies.
SECTION 2.03    No Interference; Payment Over.
(a)    Each First Lien Secured Party agrees that (i) it will not (and shall be deemed to have waived any right to) challenge, contest, or question, or support any other Person in challenging, contesting, or questioning, in any proceeding (including any Insolvency or Liquidation Proceeding) the validity or enforceability of any First Lien Obligations of any Series or any First Lien Security Document or the validity, attachment, perfection or priority of any Lien under any

First Lien Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Applicable Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Applicable Collateral Agent or any other First Lien Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Applicable Collateral Agent or any other First Lien Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Applicable Collateral Agent or any other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Applicable Collateral Agent, any Applicable Authorized Representative or any other First Lien Secured Party shall be liable for any action taken or omitted to be taken by such Applicable Collateral Agent, such Applicable Authorized Representative or other First Lien Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any other First Lien Secured Party to enforce this Agreement.
(b)    Each First Lien Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any Proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement, other than this Agreement), at any time prior to the Discharge of each of the First Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Applicable Collateral Agent, to be distributed in accordance with the provisions of Section 2.01 hereof.
SECTION 2.04    Automatic Release of Liens; Subordination; Amendments to First Lien Security Documents.
(a)    If, at any time the Applicable Collateral Agent forecloses upon or otherwise exercises remedies against any Shared Collateral as a result of which the Lien of the Applicable Collateral Agent on such Shared Collateral is released, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Collateral Agents for the benefit of the applicable Series of First Lien Secured Parties upon such Shared Collateral will upon 10 days prior written notice to each Additional Collateral Agent automatically be released and discharged, unless the Applicable Collateral Agent elects in its sole discretion not to have all or any of such Liens released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof.
(b)    If, at any time the Loan Agreement Collateral Agent releases its Liens on any Shared Collateral that is the subject of a “Permitted Disposition” as defined in the Existing Loan Agreement as in effect on the date hereof (or a corresponding provision in any Replacement Loan Agreement), then the Liens in favor of the other Collateral Agents for the benefit of the applicable Series of First Lien Secured Parties upon such Shared Collateral will automatically be released and discharged subject to the requirements of the Trust Indenture Act, to the extent applicable; provided, however, that if any such “Permitted Disposition” is consummated at any time other than following an Event of Default, such disposition should also have otherwise complied with the disposition covenants of the FLSO Loan Documents (in effect as of the date hereof). The Authority shall promptly provide a copy of any such release executed by the Loan Agreement Collateral Agent to each other Collateral Agent.
(c)    If, at any time the Applicable Collateral Agent executes, on commercial terms, subordination, non-disturbance, attornment and estoppel agreements with tenants in properties owned or leased by the Authority and the Restricted Subsidiaries, including retail and commercial tenants in respect of hotels, restaurants, night clubs and retail stores, then each other Collateral Agent shall, upon written request and at the expense of the Authority, promptly subordinate its Lien in such Shared Collateral or enter into non-disturbance, attornment and estoppel agreements on the same terms and pursuant to the documents substantially in the same form as the documents executed by the Applicable Collateral Agent in connection therewith.
(d)    Each Collateral Agent and each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Applicable Collateral Agent to evidence and confirm any release of Shared Collateral provided for in this Section.
SECTION 2.05    Certain Agreements With Respect to Bankruptcy or Insolvency Proceedings.
(a)    If any Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, each First Lien Secured Party shall be deemed to have agreed that it will raise no objection (and shall be deemed to have consented) to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless any Controlling Secured Party, or an Authorized Representative of any Controlling Secured Party, shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and, so long as no Controlling Secured Party shall have opposed or objected to such DIP Financing or such DIP Financing Liens or use of cash collateral, (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party shall be deemed to have agreed to subordinate its Liens with respect to such Shared Collateral (and such Liens shall be so subordinated) on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First Lien Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party shall be deemed to have confirmed the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the aggregate commitment under the DIP Financing plus the aggregate amount of the First Lien Obligations then outstanding do not exceed the Cap Amount, (B) each Collateral Agent and the First Lien Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other First Lien Secured Parties (other than any Liens of the First Lien Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (C) the First Lien Secured Parties of each Series are granted Liens on any additional or replacement collateral pledged to any First Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-a-vis the First Lien Secured Parties as set forth in this Agreement, (D) if any amount of such DIP Financing or cash collateral is applied to repay any of the First Lien Obligations, such amount is applied pursuant to Section 2.01 of this Agreement, and (E) if any First Lien Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01 of this Agreement; provided that the First Lien Secured Parties of each Series shall have a right to object to (x) the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First Lien Secured Parties of such Series or its Authorized Representative that shall not constitute Shared Collateral and (y) any other term of the DIP Financing not specifically enumerated above, but only to the extent that such objection is not inconsistent with the other provisions of this Agreement; provided, further, that all First Lien Secured Parties shall have the right to seek and receive the adequate protection permitted by this Section 2.05(b); and provided, further, that all First Lien Secured Parties receiving adequate protection shall not object to (or support any other party in objecting to) any other First Lien Secured Party receiving adequate protection comparable to any adequate protection of any kind or type (including Liens, claims or cash payments) granted to such First Lien Secured Parties in connection with a DIP Financing or use of cash collateral, it being understood that such adequate protection in the form of Liens shall be of the same priority as set forth in Section 2.01(c). In any such Bankruptcy Case, each First Lien Secured Party also shall be deemed to have agreed that it will not support (and shall have waived any right to support) in any manner or fashion any DIP Financing or use of cash collateral to which any Controlling Secured Party or an Authorized Representative of any Controlling Secured Party shall have affirmatively objected; provided that each First Lien Secured Party shall have the right to object to any such DIP Financing or use of collateral to which any Controlling Secured Party or an Authorized Representative of any Controlling Secured Party shall have affirmatively objected.
(b)    Nothing in this Agreement shall limit the rights of any Non-Controlling Secured Parties to (i) file claims in any such Insolvency or Liquidation Proceeding, (ii) respond to or contest claims seeking the disallowance of, the valuation of, or challenges to the perfection or the priority of, First Lien Secured Obligations or a Lien securing such Obligations or otherwise make any agreements or file any motions or objections pertaining to the claims of the FLSO Secured Parties, in each case not inconsistent with the terms of this Agreement; (iii) vote on a plan proposed in any Bankruptcy Case permitted under Section 2.12; (iv) take action to create, perfect, preserve or protect their lien, so long as such actions are not adverse to the other liens securing First Lien Obligations or the rights of the Applicable Collateral Agent or any Controlling Secured Parties to exercise remedies any other First Lien Secured Party; and (v) make any election permitted under 11 USC §  1111(b), (vi) file any pleadings, objections or motions in any Insolvency or Liquidation Proceeding that assert rights or interests available to unsecured creditors of any Grantor arising under applicable law, but in each case subject to and in accordance with the terms of this Agreement (it being understood that, without limiting the generality of the foregoing, no objection to any DIP Financing or use of cash collateral by any Non-Controlling Secured Parties shall be permissible other than in accordance with Section 2.05(a) above and it being further understood that exercising the right, if any, of any Person in such Person’s capacity as a Non-Controlling Secured Party (including with respect to any undersecured portion of such Person’s claims) to file an involuntary petition against any Grantor shall not be in accordance with the terms of this Agreement), (vii) take any action to value the Shared Collateral in any Insolvency or Liquidation Proceeding so long as the Non-Controlling Secured Party acknowledges that the value of the Shared Collateral is equal to or exceeds the outstanding Loan Agreement Obligations, and (viii) in the case of a sale or other disposition of any Shared Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code, make a cash bid for such property.
(c)    In the event that any First Lien Secured Party becomes a judgment Lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien shall be subject to the terms of this Agreement for all purposes to the same extent as all other Liens securing the First Lien Obligations subject to this Agreement.
SECTION 2.06    Reinstatement. In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under Title 11 of the United Stated Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash.
SECTION 2.07    Insurance. As between the First Lien Secured Parties, the Applicable Collateral Agent, acting at the direction of the Applicable Authorized Representative, shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral; provided that unless an Event of Default has occurred and is continuing, the Applicable Collateral Agent shall not have such right with respect to any gaming operations or facilities regulated by IGRA.
SECTION 2.08    Refinancings. The First Lien Obligations of any Series may be Refinanced, in whole or in part, in each case to the extent not prohibited by the provisions of the Loan Agreement and the FLSO Loan Documents, without notice to, or the consent

(except to the extent a consent is otherwise required to permit the refinancing transaction under any Secured Credit Document) of any First Lien Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that (i) no such Refinancing shall cause (x) the aggregate amount of outstanding First Lien Obligations to exceed the Cap Amount or (y) the aggregate amount of the outstanding Loan Agreement Obligations to exceed the Loan Agreement Cap Amount, (ii) the Authorized Representative and Collateral Agent under such Refinancing Agreement shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness (with such changes as may be reasonably approved by each Collateral Agent and each Authorized Representative) and delivered such Joinder Agreement to each Authorized Representative and each Collateral Agent, (iii) the Authority shall have delivered to each Collateral Agent (x) true and complete copies of such Refinancing Agreement and security documents relating to such Refinancing Agreement, certified as being true and correct by an authorized officer of the Authority and (y) a certificate of an authorized officer describing the obligations to be designated as First Lien Obligations and the initial aggregate principal amount or face amount thereof and certifying that such obligations are permitted to be incurred and secured on a pari passu basis with the First Lien Obligations by the terms of each Secured Debt Agreement and specifying if such Refinancing Agreement shall be a Replacement Loan Agreement, (iv) the Secured Credit Documents relating to such Refinancing Agreement shall provide that each holder of such Refinancing indebtedness will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Refinancing indebtedness and (v) following any such Refinancing, no more than three Collateral Agents shall be a party hereto. Upon the execution and delivery of a Joinder Agreement by the additional Authorized Representative and additional Collateral Agent in accordance with this Section 2.08, each other Authorized Representative and Collateral Agent shall acknowledge such execution and delivery thereof, subject to the terms of this Section 2.08, and provided, further, that no Secured Credit Document entered into with respect to any Series of First Lien Obligations added to this Agreement after the date hereof shall limit the ability to Refinance the Loan Agreement Obligations under the Existing Loan Agreement other than any limitations as expressly set forth in this Section 2.08.
SECTION 2.09    Possessory Collateral Agent as Gratuitous Bailee for Perfection.
(a)    The Possessory Collateral shall be delivered to the Loan Agreement Collateral Agent, and the Loan Agreement Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09; provided that at any time the Loan Agreement Collateral Agent is not the Applicable Collateral Agent, the Loan Agreement Collateral Agent shall, at the request of the Applicable Collateral Agent, promptly deliver all Possessory Collateral to the Applicable Collateral Agent together with any necessary endorsements (or otherwise allow the Applicable Collateral Agent to obtain control of such Possessory Collateral). The Authority shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Collateral Agent for loss or damage suffered by such Collateral

Agent as a result of such transfer except for loss or damage suffered by such Collateral Agent as a result of its own willful misconduct or gross negligence.
(b)    Each Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09.
(c)    Each Collateral Agent agrees that if it has entered or shall at any time enter into a control agreement or similar agreement with respect to any Shared Collateral (including any deposit account, securities account or other account), (such Shared Collateral being referred to herein as the “Controlled Shared Collateral”), such Collateral Agent shall, solely for the purpose of perfecting the Liens of any other Collateral Agent granted on such Shared Collateral under its Secured Credit Documents and subject to the terms and conditions of this Article, also hold such Controlled Shared Collateral and act under such control agreement or similar agreement as agent for each such other Collateral Agent and First Lien Secured Parties (any Collateral Agent that shall be holding any Controlled Shared Collateral as agent being referred to herein as the “Bailee Collateral Agent”). In furtherance of the foregoing, each Collateral Agent appoints each Bailee Collateral Agent as such Collateral Agent’s collateral agent hereunder with respect to any Controlled Shared Collateral that such Bailee Collateral Agent controls at any time solely for the purpose of perfecting a Lien on such Controlled Shared Collateral.
(d)    In furtherance of the foregoing, each Grantor hereby grants a security interest in the Controlled Shared Collateral to each Collateral Agent that controls Controlled Shared Collateral for the benefit of all First Lien Secured Parties which have been granted a Lien on the Controlled Shared Collateral controlled by such Collateral Agent.
(e)    Unless the Lien of the FLSO Collateral Agent on such Collateral shall have been or concurrently is released, after the occurrence of the Discharge of Loan Agreement Obligations, the Loan Agreement Collateral Agent and the Grantors shall at the request of the FLSO Collateral Agent have each control agreement assigned to the FLSO Collateral Agent or otherwise have control of all Controlled Shared Collateral transferred to the FLSO Collateral Agent, in each case, to the extent that the applicable FLSO Loan Documents would entitle the FLSO Collateral Agent to have control over the Controlled Shared Collateral.
(f)    The duties or responsibilities of each Collateral Agent under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other First Lien Secured Party for purposes of perfecting the Lien held by such First Lien Secured Parties therein.
SECTION 2.10    Separate Grants of Security and Separate Classification. It is acknowledged and agreed that:

(a)    the Loan Agreement Obligations of the Authority and each Grantor, including in respect of Shared Collateral, constitute claims separate and apart (and of a different nature) from any other First Lien Obligations of the Authority and each other Grantor, including in respect of the Shared Collateral;
(b)    the grant of Liens to secure the Loan Agreement Obligations constitutes a separate and distinct grant of Liens from any Liens granted to secure any other First Lien Obligations; and
(c)    because of, among other things, their differing payment terms, their differing covenant rights, and their differing rights in the Shared Collateral (including vis-à-vis any Grantor and/or in directing the exercise of any rights in and remedies against the Collateral), the Loan Agreement Obligations are fundamentally different and distinct from (and substantially dissimilar, within the meaning of Section 1122 of the Bankruptcy Code, to) any and all other First Lien Obligations and must be separately classified in any plan of reorganization, liquidation, arrangement, or composition (any “Plan of Reorganization”), proposed or confirmed in an Insolvency or Liquidation Proceeding and the First Lien Obligations of any Series must be separately classified in any such plan from the First Lien Obligations of any other Series.
To further effectuate the intent of the parties as provided in the immediately preceding sentence, and without limiting the generality of the other provisions of this Agreement, if it is held that the claims against the Authority or any Grantor in respect of the Shared Collateral constitute only one secured claim (rather than separate classes of claims), then the FLSO Collateral Agent and the FLSO Authorized Representative, on behalf of the FLSO Secured Parties, hereby acknowledges and agrees that all distributions pursuant to Section 2.01(a) or Section 2.03 shall be made as if there were separate classes of senior and junior secured claims against the Authority and the Grantors in respect of the Shared Collateral (with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the FLSO Collateral Agent on behalf of the Secured Parties), the Loan Agreement Secured Parties shall be entitled to receive from the proceeds or deemed proceeds of such Shared Collateral, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest at the relevant default rate and all reasonable fees, costs, and changes provided for under the Loan Agreement and the Loan Agreement Security Documents (even though such claims may or may not be allowed in whole or in part in the respective Insolvency or Liquidation Proceeding) before any distribution from the proceeds or deemed proceeds of such Shared Collateral is made in respect of the claims held by the FLSO Collateral Agent, with the FLSO Collateral Agents, on behalf of the FLSO Secured Parties, hereby acknowledging and agreeing to turn over to the Administrative Agent (for distribution to the holders of the Loan Agreement Obligations) all amounts otherwise received or receivable by them from the proceeds or deemed proceeds of such Shared Collateral to the extent needed to effectuate the intent of this sentence even if such turnover of amounts has the effect of reducing the amount of (or the distributions on) the claim of the FLSO Secured Parties).

SECTION 2.11        Amendments to First Lien Security Documents.
(a)    Without the prior written consent of the Administrative Agent and Loan Agreement Collateral Agent, the FLSO Collateral Agent agrees that no FLSO Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new FLSO Security Document, would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.
(b)    Without the prior written consent of the FLSO Collateral Agent, the Administrative Agent and the Loan Agreement Collateral Agent agree that no Loan Agreement Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Loan Agreement Security Document, would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.
(c)    In determining whether an amendment to any First Lien Security Document is permitted by this Section 2.11, each Collateral Agent may conclusively rely on an officer’s certificate of the Authority stating that such amendment is permitted by this Section 2.11.
(d)    Without the prior written consent of the FLSO Collateral Agent and the FLSO Authorized Representative, the Administrative Agent and the Loan Agreement Collateral Agent shall not consent to (or shall not otherwise enter into) any amendment of the General Intercreditor Agreement.
SECTION 2.12        Plan of Reorganization. The holders of the Loan Agreement Obligations and the holders of the FLSO Lien Obligations, with respect to claims secured by the Shared Collateral, shall be entitled to vote to accept or reject any Plan of Reorganization in connection with any Insolvency or Liquidation Proceeding so long as such Plan of Reorganization is a Conforming Plan of Reorganization and shall be entitled to vote to reject any such Plan of Reorganization that is a Non-Conforming Plan of Reorganization; provided, however, that none of the First Lien Secured Parties shall be entitled to take any action or vote in any way that supports the confirmation of any Non-Conforming Plan of Reorganization. Without limiting the generality of any provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and each Collateral Agent shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization changed or not counted in determining acceptance or rejection of such a Non-Conforming Plan and further to have any such support of any Non-Conforming Plan of Reorganization withdrawn.
SECTION 2.13        Adequate Protection. Each FLSO Secured Party shall be deemed to have agreed that the Applicable Collateral Agent shall be entitled to seek or request (and to have waived any right to object to or otherwise oppose the Applicable Collateral

Agent’s seeking or requesting), and the Applicable Collateral Agent (upon the direction of the Controlling Secured Party) shall seek or request, adequate protection in any Insolvency or Liquidation Proceeding of the interest of the Loan Agreement Secured Parties in the Shared Collateral, regardless of the form of any such adequate protection. If any such adequate protection shall be in the form of cash payments, such cash payment shall be deemed to be distributed and may be applied as if such cash payments were distributed pursuant to Section 2.01(a). If any such adequate protection is in the form of additional Liens on Shared Collateral, such Liens shall be of the same priority as set forth in Section 2.01(c), but subject to Section 2.01(a). Where the Controlling Secured Party has directed the Applicable Collateral Agent to seek adequate protection on behalf of the Loan Agreement Secured Parties, and only in such instance, FLSO Secured Parties may seek adequate protection, it being understood that, if granted, such adequate protection in the form of cash payments shall be subject to Section 2.01(a) and such adequate protection in the form of Liens shall be of the same priority as set forth in Section 2.01(c), but subject to Section 2.01(a). If, notwithstanding any provision of this Agreement to the contrary, any Additional First Lien Secured Parties should be granted, for any reason whatsoever, in any Insolvency or Liquidation Proceeding any form of adequate protection, any such adequate protection consisting of cash payments shall be deemed to constitute Shared Collateral and shall be distributed and applied as if distributed pursuant to Section 2.01(a) until the Discharge of Loan Agreement Obligations, and such adequate protection in the form of Liens shall be deemed to be granted on Shared Collateral, subject to Section 2.01(a).
SECTION 2.14        Post-Petition Interest. (a) Each FLSO Secured Party shall be deemed to have agreed that the Applicable Collateral Agent shall be entitled to seek or request (and to have waived any right to object to or otherwise oppose the Applicable Collateral Agent’s seeking or requesting), and the Applicable Collateral Agent (upon the direction of the Controlling Secured Party) shall seek or request, the allowance and/or current payment (including in the form of adequate protection payments) in any Insolvency or Liquidation Proceeding of Loan Agreement Obligations consisting of post-petition interest, fees, or expenses to the extent of value of any First Lien Obligations, without regard to the existence of the Liens of any of the FLSO Secured Parties (or the Liens held by any Collateral Agent on their behalf) on the Shared Collateral and with such value to be determined specifically without regard to the existence of the Liens of any of the FLSO Secured Parties on the Shared Collateral. Where a Controlling Secured Party has directed the Applicable Collateral Agent to seek or request the allowance and/or current payment of Loan Agreement Obligations consisting of post-petition interest, fees, or expenses to the extent of value of any First Lien Obligations in any Insolvency or Liquidation Proceeding, in the manner set forth in this Section 2.14, the Collateral Agent may also request the allowance and/or current payment of FLSO Obligations consisting of post-petition interest, fees, or expenses to the extent of value of any First Lien Obligations (with regard to the amount of the Loan Agreement Obligations), subject in all respects to the other provisions of this Agreement, including the provisions of the preceding sentence of this Section 2.14 and the provisions of Section 2.01(a) and Section 2.13.
(b)    Subject in all respects to the other provisions of this Agreement (including Sections 201, 2.03, 2.05(b), and 2.14(a) hereof), the FLSO Collateral Agent or any other FLSO Secured Party may seek the allowance in any Insolvency or Liquidation Proceeding of First Lien

Obligations consisting of post-petition interest to the extent that the aggregate value of the Shared Collateral (after taking into account application to any Loan Agreements Obligations) exceeds the FLSO Obligations.
SECTION 2.15        No X Clause. This Agreement does not include any “X Clause” in favor of any of the FLSO Secured Parties. Without limiting the generality of the foregoing or of any other provision of this Agreement, absent a Discharge of Loan Agreement Obligations occurring on or before the effective date of any such Plan of Reorganization or absent the affirmative vote of Lenders holding eighty-five percent (85%) or more of the Aggregate Loan Agreement Exposures expressly consenting to an alternate treatment in favor of the FLSO Secured Parties in connection with any such Plan of Reorganization, no FLSO Secured Party shall be entitled to receive or retain any cash or any debt or equity securities to be distributed under any confirmed Plan of Reorganization on account of or otherwise by virtue of Liens in their favor on the Shared Collateral, regardless of the manner in which such distributions may or may not be expressly denominated or otherwise characterized (whether under such Plan of Reorganization, in any accompanying disclosure statement or other solicitation materials, or otherwise), but any such cash or debt or equity securities instead shall be deemed to constitute Shared Collateral and shall be distributed to the Administrative Agent for further distribution to the Loan Agreement Secured Parties, which shall be theirs to retain and/or otherwise realize upon, pending a Discharge of Loan Agreement Obligations.
SECTION 2.16        Illustration of Turnover Obligations. Without limiting the generality of the other provisions of this Agreement (including those of Section 2.03), and for avoidance of doubt, until the Discharge of Loan Agreement Obligations, if the FLSO Secured Parties are granted cash payments in respect of Liens on Shared Collateral securing any First Lien Obligations, whether or not denominated as post-petition interest or adequate protection, in any Insolvency or liquidation Proceeding (the “Junior Priority Bankruptcy Payments”), and regardless as to whether or not any such cash payments are permitted pursuant to the other provisions of this Agreement, such cash payments shall be deemed to constitute Shared Collateral, shall be turned over to the Applicable Collateral Agent in accordance with Section 2.03, and shall be applied in accordance with the provisions of Section 2.01(a) (and regardless as to whether any order of the pertinent bankruptcy court or other court with jurisdiction over such Insolvency or Liquidation Proceeding authorizing or directing any Junior Priority Bankruptcy Payments shall expressly provide for such turnover to the Applicable Collateral Agent). Nothing in this Section 2.16 shall preclude the FLSO Collateral Agent or any FLSO Secured Party from receiving or retaining, to the extent otherwise expressly permitted pursuant to the other provisions of this Agreement, adequate protection in a form that is not a cash payment , including additional or replacement Liens.
SECTION 2.17        Effect of FLSO Agreements Set Forth in this Article II. For avoidance of doubt, and without limiting the scope or effect of any other provision of this Agreement (including Section 5.01 hereof), each ‘agreement’ on behalf of the FLSO Collateral Agent, the FLSO Authorized Representative and each other FLSO Secured Party set forth in this Article II shall be deemed to include an express waiver of any right on the part of any such Persons to take any action in contravention of such agreement.

SECTION 2.18        Option to Purchase Loan Agreement Obligations.
(a)    Without prejudice to the enforcement of remedies by the Loan Agreement Collateral Agent and the Loan Agreement Secured Parties pursuant to the terms of the Loan Agreement Documents and applicable law, and subject to clauses (b) and (c) below the FLSO Secured Parties (and their affiliates) shall have the right to purchase by way of assignment (and shall thereby also assume all commitments and duties of the Loan Agreement Secured Parties), at any time during the exercise period described in clause (b) below of this Section 2.18, all, but not less than all, of the Loan Agreement Obligations (other than any obligations under any outstanding or terminated Swap Contracts), including all principal of and interest and fees on and all prepayment or acceleration penalties and premiums in respect of all Loan Agreement Obligations, outstanding at the time of purchase. Any purchase pursuant to this Section 2.18(a) shall be made in accordance with clause (b) and (c) below and as follows:
(i)    by the assignee or assignees designated in writing to the Administrative Agent pursuant to clause (b) below (collectively, the “Par Purchasers”), each of which shall be a FLSO Secured Party or an affiliate of a FLSO Secured Party, for (x) a purchase price equal to the sum of (A) in the case of all loans, advances or other similar extensions of credit that constitute Loan Agreement Obligations (including unreimbursed amounts drawn in respect of Letters of Credit, but excluding the undrawn amount of then outstanding Letters of Credit and excluding any exposure, whether contingent or otherwise, under any Swap Contracts), 100% of the principal amount thereof and all accrued and unpaid interest thereon through the date of purchase, plus (B) all unpaid fees, expenses, non-contingent indemnities and other amounts, including out-of-pocket expenses (such as the fees and expenses of attorneys and other professionals), which are then due and payable to the various Loan Agreement Secured Parties, but excluding obligations under any outstanding or terminated Swap Contracts, pursuant to the terms of the various Loan Agreement Documents; and (y) an obligation on the part of the respective Par Purchasers (which shall be expressly provided in the assignment documentation described below) to reimburse each issuing lender (or any Loan Agreement Secured Party required to pay the same) for all amounts thereafter drawn with respect to any Letters of Credit constituting Loan Agreement Obligations which remain outstanding after the date of any purchase pursuant to this Section 2.18, together with all facing fees and other amounts which may at any future time be owing to the respective issuing lender with respect to such Letters of Credit. The Administrative Agent shall calculate the amount of such purchase price, and such calculation shall be binding on all parties absent manifest error;
(ii)    with the purchase price described in preceding clause (a)(i)(x) payable in cash on the date of purchase against transfer to the respective Par Purchasers (without recourse and without any representation or warranty whatsoever, whether as to the enforceability of any Loan Agreement Obligation or the validity, enforceability, perfection, priority or sufficiency of any Lien securing, or guarantee or other supporting obligation for, any Loan Agreement Obligation or as to any other matter whatsoever other than with respect to ownership of such obligations free and clear of any Lien created by or through the pertinent assignor); provided that the purchase price in respect of any outstanding Letter of Credit that remains undrawn on the date of purchase shall be payable in cash as and when such Letter of Credit is drawn upon (1) first, from the cash collateral account described in clause (a)(iii) below, until the amounts contained therein have been exhausted, and (2) thereafter, directly by the respective Par Purchasers;
(iii)    with such purchase accompanied by a deposit of cash collateral under the sole dominion and control of the Loan Agreement Collateral Agent or its designee in an amount equal to 105% of the sum of the aggregate undrawn amount of all then outstanding Letters of Credit pursuant to the Loan Agreement Documents and the aggregate facing and similar fees which will accrue thereon through the stated maturity of the Letters of Credit (assuming no drawings thereon before stated maturity), as security for the respective Par Purchasers’ obligations to pay amounts as provided in preceding clause (a)(i)(y), it being understood and agreed that (x) at the time any facing or similar fees are owing to an issuer with respect to any Letter of Credit, the Loan Agreement Collateral Agent may apply amounts deposited with it as described above to pay the same and (y) upon any drawing under any Letter of Credit, the Loan Agreement Collateral Agent shall apply amounts deposited with it as described above to repay the respective unpaid drawing. After giving effect to any payment made as described above in this clause (iii), those amounts (if any) then on deposit with the Loan Agreement Collateral Agent as described in this clause (iii) which exceed 105% of the sum of the aggregate undrawn amount of all then outstanding Letters of Credit and the aggregate facing and similar fees (to the respective issuers) which will accrue thereon through the stated maturity of the then outstanding Letters of Credit (assuming no drawings thereon before stated maturity), shall be returned to the respective Par Purchasers (as their interests appear). Furthermore, at such time as all Letters of Credit have been cancelled, expired or been fully drawn, as the case may be, and after all applications described above have been made, any excess cash collateral deposited as described above in this clause (iii) (and not previously applied or released as provided above) shall be returned to the respective Par Purchasers, as their interests appear;
(iv)    with all amounts payable to the various Loan Agreement Secured Parties in respect of the assignments described above to be distributed to them by the Loan Agreement Collateral Agent in accordance with their respective holdings of the various Loan Agreement Obligations;
(v)    with such purchase to be made pursuant to assignment documentation substantially in the form attached as an exhibit to the Loan Agreement (with the cost and expenses relating to any such assignment (including reasonable attorney fees and expenses) to be paid by the respective Par Purchasers); it being understood and agreed that the Loan Agreement Collateral Agent and each Loan Agreement Secured Party shall retain all rights to indemnification as provided in the relevant Loan Agreement Documents. The relevant assignment documentation will be executed by the Loan Agreement lenders and/or by the Administrative Agent on behalf of any such lender under a power of attorney granted to the Administrative Agent for that purpose in the Loan Agreement. The relevant assignment documentation shall also provide that, if for any reason (other than the gross negligence or willful misconduct of the Loan Agreement Collateral Agent (as determined by a court of competent jurisdiction in a final and nonappealable judgment)), the amount of cash collateral held by the Loan Agreement Collateral Agent or its designee pursuant to preceding clause (a)(iii) is at any time less than the full amounts owing with respect to any Letter of Credit described above (including facing and similar fees) then the respective Par Purchasers shall promptly reimburse the Loan Agreement Collateral Agent (who shall pay the respective issuing bank) the amount of deficiency; and
(vi)    with such purchase to be made expressly subject to such waivers and releases as the Administrative Agent and the Required Lenders under the Loan Agreement (or any corresponding term under any Replacement Loan Agreement) shall require pursuant to clause (ii) of the second sentence of clause (b) below (any such waivers and releases, “Additional Purchase Option Conditions”).
(b)    The right to exercise the purchase option described in Section 2.18(a) above shall arise upon either the principal amount of the Loan Agreement Obligations’ having been permanently reduced (other than by virtue of the exercise of remedies) to $100,000,000 or less or the occurrence of an Event of Default (each, a “Par Purchase Option Trigger Event”) and shall terminate automatically on the date that is 180 days after the date of the occurrence of the pertinent Par Purchase Option Trigger Event (such period, the “Par Purchase Option Exercise Period”); provided that the occurrence of a Par Purchase Option Trigger Event consisting of the permanent reduction (other than by virtue of the exercise of remedies) of the principal amount of the Loan Agreement Obligations to $100,000,000 or less shall not preclude the occurrence of a Par Purchase Option Trigger Event consisting of an Event of Default; provided further that, if the pertinent Par Purchase Option Trigger Event is an Event of Default, the Par Purchase Option Exercise Period shall begin to run from the occurrence of the initial Event of Default (the “Purchase Option Triggering Event of Default”) and shall not be restarted or otherwise extended by the occurrence of any subsequent Event of Default unless the initial Event of Default shall no longer be continuing, in which event the Par Purchase Option Exercise Period automatically shall terminate upon such discontinuance, without prejudice to any subsequent Event of Default’s constituting a new Par Purchase Option Trigger Event, it being understood that, if any such subsequent Event of Default shall no longer be continuing, the process may repeat itself. Upon the occurrence of the pertinent Par Purchase Option Trigger Event, the purchase option shall thereafter be exercisable and legally enforceable only as follows: (i) the FLSO Authorized Representative may at any time during the pertinent Par Purchase Option Exercise Period give written notice (the “Notice of Intent to

Exercise”) to the Administrative Agent of the applicable Par Purchasers’ intent to exercise the purchase option; (ii) within ten (10) Business Days of Administrative Agent’s receipt of the Notice of Intent to Exercise, the Administrative Agent may give written notice (the “Notice of Additional Purchase Option Conditions”) to the FLSO Authorized Representative of any Additional Purchase Option Conditions in connection with the exercise by the Par Purchasers of the purchase option; provided, that if the Administrative Agent does not deliver the Notice of Additional Purchase Option Conditions within ten (10) Business Days of Administrative Agent’s receipt of the Notice of Intent to Exercise, there shall be no Additional Purchase Option Conditions; and (iii) if the Par Purchasers expressly accept in writing the Additional Purchase Option Conditions set forth in the Notice of Additional Purchase Option Conditions (such written acceptance to be set forth in the pertinent Notice of Exercise (as defined below)) or if there are no Additional Purchase Option Conditions, the FLSO Representative, on behalf of such Par Purchasers, may exercise the purchase option upon at least ten (10) Business Days’ prior written notice of exercise (the “Notice of Exercise”) given to the Administrative Agent by the FLSO Authorized Representative at any time during the pertinent Par Purchase Option Exercise Period. The Notice of Exercise shall (A) designate a purchase date (the “Par Purchase Date”) on which the purchase shall occur during the Par Purchase Option Exercise Period and (B) set forth the identities (including legal names) of each of the Par Purchasers together with the respective percentages of the Loan Agreement Obligations to be purchased by such Persons. The Par Purchase Date shall occur no sooner than ten (10) Business Days following the delivery date of the Notice of Exercise, but within the earlier of (x) twenty (20) Business Days following the date the Notice of Exercise is delivered to the Administrative Agent and (y) the end of the Par Purchase Option Exercise Period, and the exercise of the purchase option set forth in this Section 2.18 on such Par Purchase Date further shall be subject to the provisions of clause (a) above and of clause (c) below and to the appointment of a replacement or successor Administrative Agent and Loan Agreement Collateral Agent on such date by Par Purchasers that would constitute Required Lenders under the Loan Agreement (or any corresponding term under any Replacement Loan Agreement) after giving effect to the Par Purchase Date pursuant to Section 11.06 of the Loan Agreement (or any corresponding section under any Replacement Loan Agreement) and pursuant to resignation and successor documents acceptable to the existing Administrative Agent and Loan Agreement Collateral Agent, with the resignation and replacement of the existing Administrative Agent and Loan Agreement Collateral Agent to be effective immediately upon and as of the Par Purchase Date. The Administrative Agent and the other Loan Agreement Secured Parties shall be entitled to rely in all respects upon the information set forth in the Notice of Intent to Exercise and the Notice of Exercise, including the identities (including legal names) of the Par Purchasers, and shall otherwise be entitled to deal exclusively with the FLSO Authorized Representative in connection with all aspects of the exercise of the purchase option provided for in this Section 2.18.
(c)    Each assignment made pursuant to this Section 2.18 shall be subject to the provisions of Section 12.06 of the Loan Agreement (or any corresponding section of any Replacement Loan Agreement); provided that
(i)    the Borrower hereby irrevocably consents to any assignment effected to one or more FLSO Secured Parties (or their affiliates) and to any appointment of a successor Administrative Agent and Loan Agreement Collateral Agent, in each case pursuant to this Section 2.18, for purposes of Sections 11.06 and 12.06(b)(iii)

of the Loan Agreement (or any corresponding sections of any Replacement Loan Agreement) and for all other purposes under the Loan Agreement Documents; and
(ii)    the Administrative Agent hereby irrevocably consents to the assignment of all (but not less than all) Loan Agreement Obligations effected solely pursuant to this Section 2.18 to one or more FLSO Secured Parties (or their affiliates) for purposes of Section 12.06(b)(iii) of the Loan Agreement (or any corresponding section of any Replacement Loan Agreement).
(d)    For avoidance of doubt, the Loan Agreement Obligations consisting of any obligations under any outstanding or terminated Secured Swap Contracts shall not be included in the obligations transferred upon the exercise of the purchase option set forth in this Section 2.18, it being understood that, following such exercise, the assignor who is a counterparty any under such Secured Swap Contracts shall continue to retain the benefit of any Liens on the Shared Collateral securing such Swap Contract exposure and the benefit of other provisions of this Agreement with respect to such exposure, including under Section 2.01(a) hereof.
(e)    Without limiting the generality of the provisions of clause (a) of this Section 2.18, the purchase option set forth in this Section 2.18 shall create (or be deemed to create) no additional notice, direction, or standstill rights in favor of the FLSO Secured Parties, and specifically, the Applicable Collateral Agent shall be entitled, in its sole and absolute discretion, to take or not take any enforcement action during the Par Purchase Option Exercise Period.
ARTICLE III
Existence and Amounts of Liens and Obligations
Whenever a Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Series, it may request that such information be furnished to it in writing by each other Collateral Agent or Authorized Representative and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if an Authorized Representative or a Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Authority. Each Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First Lien Secured Party or any other person as a result of such determination.

ARTICLE IV
The Collateral Agent
SECTION 4.01    Authority.
(a)    Each Non-Controlling Secured Party acknowledges and agrees that the Applicable Collateral Agent shall be entitled, for the benefit of the First Lien Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Security Documents, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the First Lien Obligations held by such Non-Controlling Secured Parties. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Applicable Collateral Agent, the Applicable Authorized Representative or any other First Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the First Lien Secured Parties waives any claim it may now or hereafter have against any Collateral Agent or the Authorized Representative of any other Series of First Lien Obligations or any other First Lien Secured Party of any other Series arising out of (i) any actions which any Collateral Agent, Authorized Representative or the First Lien Secured Party take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Security Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations, other than any claims for breach of this Agreement, (ii) any election by any Applicable Authorized Representative or any holders of First Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code by, the Authority or any of its subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, a Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any First Lien Obligations pursuant to Section 9-620 of the UCC (or similar provision or power available with respect to the foreclosure of any lien or security interest in, to, or otherwise relating to any real property) of any jurisdiction, without the consent of each Authorized Representative representing holders of First Lien Obligations for whom such Collateral constitutes Shared Collateral.
SECTION 4.02    Exculpatory Provisions. Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty (whether express or implied) on any Applicable Collateral Agent in favor of any Non-Controlling Secured Party or give any Non-Controlling Secured Party the right to direct any

Applicable Collateral Agent, except that each Applicable Collateral Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01 hereof. Without limiting the generality of the foregoing, any Applicable Collateral Agent:
(a)    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other First Lien Security Documents that such Applicable Collateral Agent is required to exercise as directed in writing by a Controlling Secured Party; provided such Applicable Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose such Applicable Collateral Agent to liability or that is contrary to any First Lien Security Document or applicable law;
(b)    shall not, except as expressly required hereby and in the other First Lien Security Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Grantor or any of its Affiliates that is communicated to or obtained by the Person serving as such Applicable Collateral Agent or any of its Affiliates in any capacity;
(c)    shall not be liable (i) to any First Lien Secured Parties whose Authorized Representative is the Applicable Authorized Representative, for any action taken or not taken by it with the consent or at the request of the Applicable Authorized Representative or (ii) to any First Lien Secured Parties, in the absence of its own gross negligence or willful misconduct. Such Applicable Collateral Agent shall be deemed not to have knowledge of any Event of Default under any Series of First Lien Obligations unless and until it shall receive written notification describing such Event of Default from the Authorized Representative of such First Lien Obligations or the pertinent Grantor;
(d)    shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other First Lien Security Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other First Lien Security Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the First Lien Security Documents, (v) the value or the sufficiency of any Collateral for any Series of First Lien Obligations, or (v) the satisfaction of any condition set forth in any Secured Credit Document, other than to confirm receipt of items expressly required to be delivered to the Applicable Collateral Agent;
(e)    shall have the same rights and powers in its capacity as a First Lien Secured Party under any Series of First Lien Obligations that it holds as any other First Lien Secured Party of such Series and may exercise the same as though it were not an Applicable Collateral Agent; and

(f)    may (and any of its Affiliates may) accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Grantor or any Subsidiary or Affiliate thereof as if such Person were not such an Applicable Collateral Agent and without any duty to any other First Lien Secured Party, including any duty to account therefor.
SECTION 4.03     Reliance by Collateral Agent. Without limiting the generality of the other provisions, of this Agreement, any Applicable Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Such Applicable Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. Such Applicable Collateral Agent may consult with legal counsel (who may be counsel for the Administrative Agent or any Grantor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
SECTION 4.04    Delegation of Duties. Any Applicable Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other First Lien Security Document by or through any one or more sub-agents appointed by such Applicable Collateral Agent. Such Applicable Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of such Applicable Collateral Agent and any such sub-agent.
SECTION 4.05    FLSO Collateral Agent and FLSO Authorized Representative. Nothing in this Agreement shall be construed to operate as a waiver by the FLSO Collateral Agent or the FLSO Authorized Representative, with respect to any person party to any FLSO Loan Document or any holder of the notes issued thereunder, of the benefit of any exculpatory rights, privileges, immunities, indemnities, or reliance rights contained in the FLSO Agreement or any FLSO Loan Documents. Each party to this Agreement expressly acknowledges that the subordination and related agreements set forth herein by the FLSO Collateral Agent or the FLSO Authorized Representative are made solely in its capacity as FLSO Collateral Agent or the FLSO Authorized Representative, as the case may be under the FLSO Agreement with respect to the notes issued thereunder and the FLSO Loan Documents and are not made by the FLSO Collateral Agent in its individual capacity and under no circumstances shall Wells Fargo Gaming Capital, LLC be individually or personally liable for the payment of any indebtedness or expenses owed to the other parties under this Agreement or any other related document.

ARTICLE V
Miscellaneous
SECTION 5.01    Continuing Effectiveness of Agreement. This Agreement shall be applicable prior to and after the commencement of any Insolvency or Liquidation Proceeding and, without limitation the generality of the foregoing, shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding, including any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against the Authority or any of its subsidiaries. On behalf of its respective Additional First Lien Secured Parties, each Additional First Lien Collateral Agent (and each Authorized Representative) hereby irrevocably, absolutely, and unconditionally waives any right it may have under applicable law to revoke this Agreement or any of its provisions. Without limiting the generality of the foregoing, it is acknowledged and agreed that this Agreement constitutes a “subordination agreement’ within the meaning and scope of New York law and of Section 510(a) of the Bankruptcy Code, including with respect to the provisions of this Article II, and all references to “Grantor” shall include any Grantor as debtor and debtor in possession (and any receiver, trustee, or other estate representative for such Grantor, as the case may be) in any Insolvency or Liquidation Proceeding.
SECTION 5.02    Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
(a)    if to the Loan Agreement Collateral Agent or the Administrative Agent, to it at 901 Main Street, Mail Code TX1-492-14-11, Dallas TX 75202, Attention of Maurice Washington, Agency Management (Telephone: (214) 209-4128, Telecopy No. (214) 290-9544 and Electronic Mail: maurice.washington@baml.com); and with a copy to Mayer Brown, 1675 Broadway, New York, NY 10019-5820 Attention of Brian Newhouse, (Telephone: (212) 506-2148, Telecopy No. (212) 262-1910 and Electronic Mail: bnewhouse@mayerbrown.com) or in the event of a Refinancing, to the new address and contact set forth in the applicable joinder agreement; and
(b)    if to the FLSO Collateral Agent or FLSO Authorized Representative, to it at 5340 Kietzke Lane, Suite 201, Reno, NV 89511, Attention of Connie Martinmaas (Telephone: (775) 689-6181, Telecopy No. (775) 689-6026 and Electronic Mail: connie.a.martinmaas@wellsfargo.com) or in the event of a Refinancing, to the new and address and contact set forth in the applicable Joinder Agreement.
Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.02 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.02. As agreed to in writing among each Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.
SECTION 5.03    Waivers; Amendment; Joinder Agreements.
(a)    No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.
(b)    Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and each Collateral Agent.
(c)    Notwithstanding the foregoing, without the consent of any First Lien Secured Party, the Authorized Representative and Collateral Agent under a Refinancing Agreement may become a party hereto by execution and delivery of Joinder Agreement in accordance with Section 2.08 and upon such execution and delivery, such Authorized Representative and the First Lien Secured Parties and First Lien Obligations under such Refinancing Agreement shall be subject to the terms hereof and the terms of the First Lien Security Documents applicable thereto.
SECTION 5.04    Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.
SECTION 5.05    Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.
SECTION 5.06    Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
SECTION 5.07    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 5.08    Governing Law.
(a)    This Agreement shall be construed in accordance with and governed by the law of the State of New York.
SECTION 5.09    Submission To Jurisdiction Waivers. Each Collateral Agent and each Authorized Representative, on behalf of itself and the First Lien Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement and the First Lien Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in Section 5.02;
(d)    agrees that nothing herein shall affect the right of any other party hereto (or any First Lien Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any First Lien Secured Party) to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.09 any special,

exemplary, punitive or consequential damages.
SECTION 5.10    WAIVER OF JURY TRIAL. EACH PARTY (ON BEHALF OF ITSELF, ANY PERSON CLAIMING BY, ON BEHALF, OR THROUGH SUCH PARTY, OR ANY PERSON ON WHOSE BEHALF SUCH PARTY IS ACTING) HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.
SECTION 5.11    Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 5.12    Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the other Secured Credit Documents or First Lien Security Documents, the provisions of this Agreement shall control.
SECTION 5.13    Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties as separate groups of secured creditors in relation to one another (and the actions to be taken or not taken, as well as the rights that may or may not be exercised, with respect to the enforcement or other vindication of such relative rights). Except as expressly provided in this Agreement, none of the Authority, any other Grantor or any other Person (including any creditor of the Authority or of any other Grantor) shall have any rights or obligations hereunder. Without limiting the generality of the foregoing, and except as expressly provided in this Agreement, none of the Authority, any other Grantor or any other Person (including any creditor of the Authority or of any other Grantor) is an intended or third party beneficiary of any of the provisions of this Agreement (provided that nothing in this Agreement (other than Section 2.04, 2.08 or 2.09) is intended to or will amend, waive or otherwise modify the provisions of the Loan Agreement or the FLSO Agreement), and none of the Authority, or any other Grantor, or any other Person may rely on the terms hereof (other than, in the case of the Authority or any other Grantor, Sections 2.04, 2.08 or 2.09). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.
SECTION 5.14    Integration. This Agreement together with the other Secured Credit Documents and the First Lien Security Documents represents the agreement of each of the Grantors and the First Lien Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Collateral Agents, any or any other First Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the First Lien Security Documents.
SECTION 5.15    Specific Performance. Each Collateral Agent may demand specific performance of this Agreement. Each Collateral Agent, on behalf of itself and its respective First Lien Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Collateral Agent. Without limiting the generality of the foregoing or of any other provision of this Agreement, in seeking specific performance of the provisions of Section 2.12, a Collateral Agent may seek such relief as if it were the “holder” of the claims of the other First Lien Secured Parties under Section 1126(a) of the Bankruptcy Code (or similar provision of any other applicable Bankruptcy Law) or otherwise has been granted an irrevocable power of attorney by all of the other First Lien Secured Parties for such purpose.
SECTION 5.16    Information Concerning Financial Condition of the Authority and the other Grantors. Each First Lien Secured Party shall be responsible for keeping itself informed of (i) the financial condition of the Authority and the other Grantors and all endorsers and/or guarantors of its First Lien Obligations and (ii) all other circumstances bearing upon the risk of nonpayment of its First Lien Obligations. Without limiting the generality of the foregoing, no Collateral Agent or First Lien Secured Parties shall have any responsibility for keeping any other party to this Agreement informed of (a) the financial condition of the Authority and the other Grantors and all endorsers and/or guarantors of any of the First Lien Obligations or (b) any other circumstances bearing upon the risk of nonpayment of any of the First Lien Obligations. No Collateral Agent or First Lien Secured parties shall have any duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Collateral Agent or any First Lien Secured Party , in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and no Collateral Agent or First Lien Secured Party (as the case may be) shall be deemed to have made any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential. Without limiting the generality of the other provisions of this Agreement, any Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or internet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Such Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. Such Collateral Agent may consult with legal counsel (who may be counsel for the Administrative Agent or any Authorized Representative or any Grantor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
SECTION 5.17    Right of Loan Agreement Collateral Agent or Collateral Control Agent to Continue. Any Person serving as the Loan Agreement Collateral Agent shall be entitled to continue to so serve in such capacity, including to continue to perform his, her or its rights, obligations and duties as the Loan Agreement Collateral Agent, notwithstanding whether any such Person has served or is serving as the FLSO Collateral Agent. Without limiting the generality of the preceding sentence of this Section 5.17, any Person serving as the Loan Agreement Collateral Agent shall be entitled to continue to so serve in such capacity (including to continue to perform any of such the Loan Agreement Collateral Agent’s rights, obligations, and/or duties) even if any such Person has resigned as FLSO Collateral Agent, but such resignation has not become effective for any reason, including because a successor FLSO Collateral Agent has not been appointed or has accepted such appointment, without any liability to any of the holders of the pertinent FLSO Obligations by virtue of any such resignation and any of the circumstances relating in any manner whatsoever to such resignation. Nothing contained in this Section 5.17 shall be deemed to imply (or require) that such Person should resign as the Loan Agreement Collateral Agent or as such FLSO Collateral Agent for any reason whatsoever.
SECTION 5.18    Interpretation. This Agreement is a product of negotiations among representatives of, and has been reviewed by counsel to, the Loan Agreement Collateral Agent, the Administrative Agent, the FLSO Collateral Agent, the FLSO Authorized Representative, and the Grantors and is the product of those Persons on behalf of themselves and Loan Agreement Secured Parties (in the case of the Administrative Agent) and the FLSO Secured Parties (in the case of the FLSO Authorized Representative). In addition, this Agreement has been reviewed by counsel to any Collateral Agent or Authorized Representative that becomes party to this Agreement on behalf of themselves and any applicable First Lien Secured Parties prior to any such Person becoming a party hereto. Accordingly, this Agreement shall not be construed against, or in favor of, any party or other Person by virtue of the extent of that party or other Person’s involvement, or lack of involvement, in preparation of this Agreement and/or any of its specific provisions.
SECTION 5.19    Limitations on Management Activities. Notwithstanding any provision in this Agreement, no Collateral Agent, Loan Agreement Secured Party or FLSO Secured Party shall engage in any of the following: planning, organizing, directing, coordinating, controlling or managing all or any portion of the Authority’s or any other Grantor’s gaming operations that are regulated by IGRA (collectively, “Management Activities”), including (but not limited to) with respect to:
(a)    the training, supervision, direction, hiring, firing, retention, compensation (including benefits) of any employee (whether or not a management employee) or contractor;
(b)    any employment policies or practices;
(c)    the hours or days of operation;
(d)    any accounting systems or procedures;
(e)    any advertising, promotions or other marketing activities;
(f)    the purchase, lease, or substitution of any gaming device or related equipment or software, including player tracking equipment;
(g)    the vendor, type, theme, percentage of pay-out, display or placement of any gaming device or equipment; or
(h)    budgeting, allocating, or conditioning payments of any Tribal Entity’s operating expenses;
provided, however, none of the Collateral Agents, Loan Agreement Secured Parties or FLSO Secured Parties will be in violation of the foregoing restriction solely because they:

(i)	exercise any rights that do not require the gaming operation to be subject to any third-party decision-making as to any Management Activities; or

(ii)
require that all or any portion of the revenues securing the obligations under any Loan Agreement Document or FLSO Document be applied to satisfy valid terms of the Loan Agreement Documents or FLSO Documents; or

(iii)	otherwise forecloses on all or any portion of the property securing the obligations under the Loan Agreement Documents or FLSO Documents;
provided, further, that nothing in this Section 5.19 shall limit the Collateral Agents or any Loan Agreement Secured Parties or FLSO Secured Parties’ right to engage in Management Activities with respect to any Non-Tribal Entity (as defined in the Loan Agreement Documents and the FLSO Documents) to the extent such rights are granted pursuant to the applicable Loan Agreement Documents and FLSO Documents and are otherwise consistent with applicable law.
SECTION 5.20    Encumbrance Limitation. Notwithstanding any right of a Loan Agreement Secured Party or FLSO Secured Party contained in this Agreement or any requirements or restrictions imposed on the Authority or the Tribe herein, any right, requirement or restriction that “encumbers Indian land” within the meaning of 25 U.S.C. § 81(b) shall not be effective for longer than six years, 364 days except if the document is an agreement or contract described in 25 U.S.C. § 81(c) or bears the approval of the Secretary of the Interior within the meaning of 25 U.S.C. § 81(b).
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By: /S/    MAURICE WASHINGTON
Name: Maurice Washington
Title: Vice President

WELLS FARGO GAMING CAPITAL, LLC,
As FLSO Collateral Agent and FLSO Authorized Representative

By: /S/    MATTHEW L. NELSON
Name: Matthew L. Nelson
Title: President

CONSENT OF GRANTORS

Dated: March 6, 2012
Reference is made to the First Lien Intercreditor Agreement dated as of the date hereof between Bank of America, N.A., as Administrative Agent and Loan Agreement Collateral Agent and Wells Fargo Gaming Capital, LLC, as FLSO Collateral Agent and FLSO Authorized Representative, as the same may be amended, restated, supplemented, waived, or otherwise modified from time to time (the “Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
Each of the undersigned Grantors has read the foregoing Intercreditor Agreement and consents thereto. Each of the undersigned Grantors agrees not to take any action that would be contrary to the express provisions of the foregoing Intercreditor Agreement, agrees to abide by the requirements expressly applicable to it under the foregoing Intercreditor Agreement and agrees that, except as otherwise provided therein, no First Lien Secured Party shall have any liability to any Grantor for acting in accordance with the provisions of the foregoing Intercreditor Agreement. Each Grantor understands that the foregoing Intercreditor Agreement is for the sole benefit of the First Lien Secured Parties and their respective successors and assigns, and that such Grantor is not an intended beneficiary or third party beneficiary thereof except to the extent otherwise expressly provided therein.
Without limitation to the foregoing, each Grantor agrees to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as any Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by the Intercreditor Agreement.
This Consent shall be governed and construed in accordance with the laws of the State of New York. Notices delivered to any Grantor pursuant to this Consent shall be delivered in accordance with the notice provisions set forth in the Intercreditor Agreement.
Notwithstanding the foregoing, in no event do any Grantors consent to any of the Administrative Agent, Loan Agreement Collateral Agent, FLSO Collateral Agent or FLSO Authorized Representative performing any Management Activities.

[Signature Pages Follow]

IN WITNESS HEREOF, this Consent is hereby executed by each of the Grantors as of the date first written above.
GRANTORS:

MOHEGAN TRIBAL GAMING AUTHORITY
By:     /S/    MITCHELL GROSSINGER ETESS
Name:    Mitchell Grossinger Etess
Title:    Chief Executive Officer

DOWNS RACING, L.P.
By:    MOHEGAN COMMERCIAL VENTURES PA, LLC, its sole general partner
By: /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title: Manager
BACKSIDE, L.P.
By:    MOHEGAN COMMERCIAL VENTURES PA, LLC, its sole general partner
By: /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title: Manager

MILL CREEK LAND, L.P.
By:    MOHEGAN COMMERCIAL VENTURES PA, LLC, its sole general partner
By: /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title: Manager
NORTHEAST CONCESSIONS, L.P.
By:    MOHEGAN COMMERCIAL VENTURES PA, LLC, its sole general partner
By: /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title: Manager
MOHEGAN COMMERCIAL VENTURES PA, LLC
By:    /S/    MITCHELL GROSSINGER ETESS
Name:    Mitchell Grossinger Etess
Title:    Manager
MOHEGAN VENTURES-NORTHWEST, LLC
By:    /S/    MITCHELL GROSSINGER ETESS
Name:    Mitchell Grossinger Etess
Title:    President

MOHEGAN GOLF, LLC
By:    /S/    MITCHELL GROSSINGER ETESS
Name:    Mitchell Grossinger Etess
Title:    President
MOHEGAN VENTURES WISCONSIN, LLC
By:    MOHEGAN TRIBAL GAMING AUTHORITY, its sole manager and member
By: /S/    MITCHELL GROSSINGER ETESS
Name: Mitchell Grossinger Etess
Title: Chief Executive Officer
WISCONSIN TRIBAL GAMING, LLC
By:    /S/    MITCHELL GROSSINGER ETESS
Name:    Mitchell Grossinger Etess
Title:    Manager
MTGA GAMING, LLC
By:    /S/    MITCHELL GROSSINGER ETESS
Name:    Mitchell Grossinger Etess
Title:    President